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                                                                   EXHIBIT 10.26

                           LISTING AGREEMENT AMENDMENT

Approved by Legal Counsel 1/99

         THIS LISTING AGREEMENT AMENDMENT, made on October 20, 2001, between EBS Building, L.L.C. (hereinafter called "OWNER"), and Colliers Turley Martin Tucker Company, (hereinafter called "BROKER").

                                   WITNESSETH

         WHEREAS OWNER and BROKER entered into an Exclusive Listing Agreement dated April 21, 2000 (hereinafter called ("AGREEMENT") for certain real property located at 501 North Broadway for a term commencing April 21, 2000 and ending October 31, 2001.

         WHEREAS OWNER and BROKER desire to amend said AGREEMENT,

         NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

         That said AGREEMENT is amended effective October 31, 2001 as follows:

                  SAID AGREEMENT SHALL BE EXTENDED TO EXPIRE/END ON October 31, 2002, subject in all respects to the early termination rights afforded Owner and Broker in Section 2 of the Agreement.

                  THE LISTING AGREEMENT IS FURTHER AMENDED AS FOLLOWS:
                  The reference in the first recital of the Agreement to "500 North Broadway" is hereby amended to be "501 North Broadway".

         That this LISTING AGREEMENT AMENDMENT shall be subject to all of the same terms and conditions contained in the Agreement except as hereinabove stated to the contrary.

         IN WITNESS WHEREOF, OWNER and BROKER have caused this Listing Agreement Amendment to be executed as of the day and year first above written.

Owner: EBS Building, L.L.C.                 Broker: Colliers Turley Martin
       by PricewaterhouseCoopers, LLP,              Tucker Company
       its manager

By: /s/ Keith F. Cooper                     By: /s/ Scott Bazoian
   -----------------------------------         ---------------------------------

Title: Partner                              Title: Managing Principal
      --------------------------------            ------------------------------

Date: 10/20/01                              Date: 10/16/01
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